Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Execution Version

AMENDMENT NO. 2 TO DCA

This Amendment No. 2 (this “Second Amendment”) to that certain Definitive Collaboration Agreement dated as of June 9, 2020, as amended on May 27, 2022 (the “DCA”) is entered into as of February 8, 2023 and effective as of March 31, 2022 (“Second Amendment Effective Date”) by and among Glaxo Wellcome UK Limited, a private company limited by shares organized under the laws of England having an office at 980 Great West Road, Brentford, Middlesex TW8 9GS, England, registered under company number 00480080 (“GW”); and GlaxoSmithKline Biologicals S.A., a private company limited by shares organized under the laws of Belgium having its registered place of business at Rue de l’Institut 89 Rixensart, 1330 Belgium, as assignee of the DCA from Beecham S.A. (“GSK Bio”, together with GW, “GSK”), and Vir Biotechnology, Inc., a Delaware corporation having an office at 499 Illinois Street, Suite 500, San Francisco, CA 94158 (“Vir”). Capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings given to them in the DCA.

BACKGROUND

WHEREAS, GSK and Vir entered into the DCA, pursuant to which the Parties are collaborating on the development, manufacture, and commercialization of certain Collaboration Products for the prevention, treatment and prophylaxis of diseases caused by SARS-CoV-2 and potentially other Coronaviruses under three (3) Collaboration Programs: the Antibody Program, the Vaccine Program and the Functional Genomics Program;

WHEREAS, GSK and Vir now desire to enter into this Second Amendment to amend the DCA to remove the Vaccine Program from the Collaboration in accordance with Sections 14.2 and 20.11 of the DCA.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.
Amendments to DCA. The DCA is hereby amended as follows:
a.
Removal of the Vaccine Program from the Collaboration. Effective as of the Second Amendment Effective Date, the Parties acknowledge and agree that (a) the Vaccine Program shall cease to be a Collaboration Program under the Agreement, and (b) any Vaccine Product shall cease to be a Collaboration Product under the Agreement. As of the Second Amendment Effective Date, any rights granted by a Party to the other Party pursuant to Section 10.1 of the DCA shall terminate with respect to the Vaccine Program (except the licenses set forth in Sections 10.1.1(c) and 10.1.2(c) of the DCA, which shall survive pursuant to Section 15.5 of the DCA), and the Parties shall cease and wind down all activities under the Vaccine Development Plan under the DCA, and shall cease to share any Development Costs associated with such activities, except that [***]. The Vaccine Development Plan shall be of no further force or effect, and subject to [***], neither Party shall have any obligation to perform any activity under the Vaccine

Development Plan. GSK shall discontinue its use of any Materials transferred by Vir for use in connection with the activities under the Vaccine Program. Upon Vir’s direction, GSK shall, and shall cause its Affiliates and Third Party subcontractors to, return or destroy (and certify destruction of) any such remaining Materials in its and their possession.
b.
Vir’s Rights to Develop, Manufacture and Commercialize Vaccines. As between the Parties, Vir shall have the sole right to Develop, Manufacture and Commercialize Vaccines (including, for clarity, any Vaccine Products arising from the Vaccine Program existing as of the Second Amendment Effective Date, and any improvements or derivatives thereto) in the Field using Program Technology discovered, created or developed solely by or on behalf of Vir in connection with its activities under the Vaccine Program pursuant to the DCA as of the Second Amendment Effective Date. If GSK or any of its Affiliates Control any Program Technology ([***]) discovered, created or developed in connection with the Parties’ activities under the Vaccine Program pursuant to the DCA as of the Second Amendment Effective Date, GSK hereby grants to Vir (a) an exclusive, sublicensable, world-wide, royalty-bearing (in accordance with Section 1(c) of this Second Amendment), transferable, irrevocable, perpetual license under all Patents [***] within such Program Technology existing as of the Second Amendment Effective Date (“GSK Vaccine Program Patent”), and (b) a non-exclusive, sublicensable, world-wide, royalty-bearing, transferable, irrevocable, perpetual license under all Know-How ([***]) within such Program Technology (“GSK Vaccine Program Know-How”), in each case of ((a) and (b)) to Develop, Manufacture and Commercialize Vaccines in the Field. The Parties acknowledge and agree that [***]. Vir shall have the right to [***]. For clarity, as between the Parties, Vir shall solely own (i) all Patents claiming any patentable inventions, and (ii) all Know-How, in each case of ((i) and (ii)) that are discovered, created or developed by or on behalf of Vir or its Affiliates in the Research, Development, Manufacture or Commercialization of Vaccines pursuant to this Section 1(b) following the Second Amendment Effective Date, and such Patents and Know-How shall not be deemed “Program Technology” under the DCA.
c.
Royalty Payment to GSK. With respect to any Vaccine Commercialized by Vir that is Covered by any GSK Vaccine Program Patent, or the exploitation of which incorporates or is covered by the GSK Vaccine Program Know-How (each, a “Licensed Vaccine Product”), on a country-by-country basis, commencing on the First Commercial Sale of such Licensed Vaccine Product in the Territory, during the Royalty Term (applied mutatis mutandis with respect to such Licensed Vaccine Product as if it were a Vaccine Product that is a Sole Development Product), Vir shall pay to GSK royalties on Net Sales of such Licensed Vaccine Product in the Territory at the rates [***], provided that Section 9.5.3 and Section 9.5.4 of the DCA shall apply, mutatis mutandis, to such Licensed Vaccine Product as if it were a Sole Development Product, and to Vir as if it were the Non Opt-Out Party with respect thereto. For purposes of this Section 1(c) of this Second Amendment, “Covered” means, with respect to a Licensed Vaccine Product and Patent in a particular country, that the manufacture, use, offer for sale, sale or importation of such Licensed Vaccine Product in such country would, but for the licenses granted herein, infringe such Patent (or, in the case of a pending patent application, would infringe if such patent application were to issue as a patent).
d.
Publications. With respect to any public disclosure, scientific publications and presentations containing any Program Technology discovered, created or developed in connection with the Parties’ activities under the Vaccine Program pursuant to the DCA prior to the Second Amendment Effective Date, Vir shall submit a copy of the proposed disclosure, publication or presentation to GSK reasonably prior to any submission or disclosure to allow GSK to review such proposed disclosure, publication or presentation. GSK shall provide Vir with its comments, if any, in writing within [***] business days after receipt of such proposed disclosure, publication or presentation. Vir shall consider in good faith any comments thereto provided by GSK., provided that Vir will have the final decision-making authority with respect to such proposed disclosure, publication or presentation.

2.
Reference to DCA. Upon and after the Second Amendment Effective Date, each reference in the DCA to “this Agreement,” “hereunder,” “hereof” or words of the like referring to the DCA shall mean and be a reference to the DCA as modified and amended by this Second Amendment.
3.
Effectiveness. This Second Amendment shall not be effective until execution and delivery of this Second Amendment by both Parties hereto. Except as specifically amended above, the DCA shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Parties hereto. In the event of any conflict between the terms of the DCA and this Second Amendment, this Second Amendment shall govern and control solely with respect to the Vaccine Program, all Vaccine Products and all Program Technology arising therefrom as of the Second Amendment Effective Date, and the DCA shall govern and control with respect to all other matters.
4.
No Other Waiver. Except as expressly set forth herein, the execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of either Party under the DCA, nor constitute a waiver of any provision of the DCA.
5.
Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflicts of laws principles.
6.
Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page of this Second Amendment by electronic transmission shall be as effective as delivery of a manually executed signature page.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their respective duly authorized representatives as set forth below.

Glaxo Wellcome UK Limited By: /s/ Marcus Dowding Name: Marcus Dowding Title: Authorized Signatory for Edinburgh Pharmaceutical Industries Limited, a corporate director

[Signature Page to Amendment No. 2 to DCA]

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their respective duly authorized representatives as set forth below.

GlaxoSmithKline Biologicals S.A. By: /s/ Antoon Loomans Name: Antoon Loomans Title: Director -and- By: /s/ Jamila Louahed Name: Jamila Louahed Title: Director

[Signature Page to Amendment No. 2 to DCA]

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their respective duly authorized representatives as set forth below.

Vir Biotechnology, Inc. By: /s/ George Scangos Name: George Scangos, Ph.D. Title: President and Chief Executive Officer

[Signature Page to Amendment No. 2 to DCA]